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Semi-Annual Report

February 28, 2002

MuniHoldings
New York
Insured Fund, Inc.

www.mlim.ml.com

                    MuniHoldings New York Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                     MuniHoldings New York Insured Fund, Inc., February 28, 2002

DEAR SHAREHOLDER

For the six months ended February 28, 2002, the Common Stock of MuniHoldings New York Insured Fund, Inc. earned $0.445 per share income dividends, which included earned and unpaid dividends of $0.073. This represents a net annualized yield of 5.83%, based on a month-end per share net asset value of $15.40. Over the same period, the Fund's Common Stock had a total investment return of +0.72%, based on a change in per share net asset value from $15.78 to $15.40, and assuming reinvestment of $0.073 per share income dividends.

For the six months ended February 28, 2002, the Fund's Preferred Stock had an average yield as follows: Series A, 1.72%; Series B, 1.66%; Series C, 1.62%; Series D, 1.77%; and Series E, 1.53%.

The Municipal Market Environment

Throughout most of the six-month period ended February 28, 2002, long-term fixed-income interest rates exhibited considerable volatility. During the period, both long-term US Treasury and tax-exempt bond yields registered slight increases. By early September there were some, albeit few, indications pointing toward the beginning of a US economic recovery. Immediately following the tragedy of the World Trade Center and Pentagon attacks, however, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product was reported to have declined 1.3% during the third quarter of 2001. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points (0.50%) immediately following the terrorist attacks, just prior to the reopening of the stock exchanges. This marked the eighth time in 2001 that the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and revive US business activities, promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the recent attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped support higher bond prices as investors sought the safe haven of US Treasury obligations. At the end of October, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be-unavailable issues. By the end of October, long-term US Treasury bond yields had declined to 4.87%, falling more than 50 basis points in October 2001. Despite additional decreases in its short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales, and recovering US equity markets combined to suggest to many investors that US economic recovery was far more imminent that had been expected earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities to realize recent profits in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields had risen to approximately 5.45%.

Thus far in 2002, economic indicators are mixed, signaling some strength in consumer spending and housing-related industries, but with continued declines in manufacturing employment. Interest rates remain in a narrow but volatile range as weak US equity markets have generally supported fixed-income products. By the end of January 2002, the Federal Reserve Board ended its aggressive series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has risen, suggesting that economic activity is likely to expand later this year. In late February, fourth-quarter 2002 US gross domestic product growth was revised higher to 1.4%, also signaling improving economic conditions relative to earlier in 2001. At February 28, 2002, long-term US Treasury bond yields stood at 5.42%, an increase of five basis points over the last six months.

The municipal bond market displayed a very similar pattern during the period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields declined in conjunction with US Treasury bond yields for the remainder of the six-month period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. As measured by the Bond Buyer Revenue Bond Index, at the end of October 2001, long-term municipal bond yields stood at 5.23%, declining approximately 20 basis points during October.

Similar to its taxable counterpart, the long-term municipal bond market was also unable to maintain the improvements made in September and October 2001. In addition to a slightly stronger financial environment, increased tax-exempt bond issuance during the last three months of the period also put upward pressure on municipal bond yields. By the end of February 2002, long-term tax-exempt revenue bond yields rose to approximately 5.45%. During the last six months, tax-exempt bond yields have risen approximately 15 basis points.

Interest rates appear likely to remain near current levels in early 2002 as US economic conditions are expected to remain weak. However, going forward, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance for much of 2001 can be expected to continue, any potential increases in municipal bond yields also can be expected to be minimal.

Portfolio Strategy

As we entered the six-month period ended February 28, 2002, we focused on enhancing the Fund's dividend stream and reducing the Fund's net asset volatility. Market volatility was expected as a result of conflicting economic signals. Toward the end of 2001, we shifted the Fund to a market neutral investment position, given the low nominal yields that both US Treasury and municipal bonds provided. As interest rates fell further, we moved the Fund to a more defensive


                                     2 & 3

                     MuniHoldings New York Insured Fund, Inc., February 28, 2002

position. This strategy worked well as interest rates rose during November and December 2001. However, the economic aftershocks of the September 11 attacks negated many of the benefits derived from our strategic shifts. The value of the Fund's airport-related holdings was negatively affected, and the Fund underperformed slightly for the period. Going forward, we expect these holdings to regain much of their former value, and we have retained the Fund's defensive bias expecting higher bond yields later this year.

The 425 basis point decline in short-term interest rates engineered by the Federal Reserve Board in 2001 resulted in a material decrease in the Fund's borrowing cost to the 1%-1.25% range. This decline, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. However, should the spread between short-term and long-term interest rates rise, the benefits of leveraging will decline, and as a result, reduce the yield on the Fund's Common Shares. (See page 1 of this report to shareholders for a complete explanation of the benefits and risks of leveraging.)

In Conclusion

We appreciate your ongoing interest in MuniHoldings New York Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and
Portfolio Manager

March 29, 2002

PROXY RESULTS

During the six-month period ended February 28, 2002, MuniHoldings New York Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on December 12, 2001. The description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                   Shares Voted    Shares Withheld
                                                                                        For          From Voting
------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:                    Terry K. Glenn                 29,655,233         442,786
                                                     Ronald W. Forbes               29,657,566         440,453
                                                     Cynthia A. Montgomery          29,656,366         441,653
                                                     Kevin A. Ryan                  29,657,166         440,853
                                                     Roscoe S. Suddarth             29,657,166         440,853
                                                     Edward D. Zinbarg              29,654,666         443,353
------------------------------------------------------------------------------------------------------------------

During the six-month period ended February 28, 2002, MuniHoldings New York Insured Fund, Inc.'s Preferred Stock shareholders (Series A-E) voted on the following proposal. The proposal was approved at a shareholders' meeting on December 12, 2001. The description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                   Shares Voted    Shares Withheld
                                                                                        For          From Voting
------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors; Terry K. Glenn, Ronald W. Forbes,
   Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth,
   Richard R. West and Edward D. Zinbarg as follows:
                                                     Series A                          1,849             0
                                                     Series B                          1,831             0
                                                     Series C                          3,022             0
                                                     Series D                          3,525            39
                                                     Series E                          1,950             1
------------------------------------------------------------------------------------------------------------------

                                     4 & 5

                     MuniHoldings New York Insured Fund, Inc., February 28, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P      Moody's    Face
STATE               Ratings    Ratings   Amount      Issue                                                                    Value
====================================================================================================================================
New York--93.8%                                      Albany County, New York, Airport Authority, Airport Revenue Bonds,
                                                     AMT (d):
                    AAA        Aaa       $ 1,500       5.375% due 12/15/2017                                                 $ 1,556
                    AAA        Aaa         1,500       5.50% due 12/15/2019                                                    1,552
                    AAA        Aaa         5,200       6% due 12/15/2023                                                       5,621
                    ----------------------------------------------------------------------------------------------------------------
                    AA         NR*         3,375     Albany, New York, IDA, Civic Facility Revenue Bonds
                                                     (The University Heights Association--Albany Law School),
                                                     Series A, 6.75% due 12/01/2029                                            3,898
                    ----------------------------------------------------------------------------------------------------------------
                    AAA        Aaa         1,000     Albany, New York, Municipal Water Finance Authority, Water
                                                     and Sewer System Revenue Refunding Bonds, Series A,
                                                     6.375% due 12/01/2017 (b)                                                 1,146
                    ----------------------------------------------------------------------------------------------------------------
                                                     Buffalo, New York, GO (d):
                    AAA        Aaa         1,000       Series D, 6% due 12/01/2009 (f)                                         1,178
                    AAA        Aaa         1,000       Series D, 6% due 12/01/2013                                             1,129
                    AAA        Aaa         1,035       Series E, 6% due 12/01/2015                                             1,174
                    AAA        Aaa         1,165       Series E, 6% due 12/01/2017                                             1,308
                    AAA        Aaa         1,310       Series E, 6% due 12/01/2019                                             1,455
                    AAA        Aaa           920       Series E, School, 6% due 12/01/2013 (d)                                 1,038
                    ----------------------------------------------------------------------------------------------------------------
                                                     Erie County, New York, GO, Public Improvement, Series A:
                    NR*        Aaa         1,000       6% due 7/01/2011 (a)                                                    1,148
                    AAA        Aaa         1,025       5.75% due 10/01/2013 (b)                                                1,142
                    AAA        Aaa         1,450       5.75% due 10/01/2014 (b)                                                1,610
                    ----------------------------------------------------------------------------------------------------------------
                    BBB        A3          6,000     Hempstead Town, New York, IDA, Resource Recovery Revenue
                                                     Refunding Bonds (American Refinery-Fuel Co. Project), 5%
                                                     due 12/01/2010                                                            6,155
                    ----------------------------------------------------------------------------------------------------------------
                    NR*        Aaa           765     Holland, New York, Central School District, GO, Refunding,
                                                     5.50% due 6/15/2010 (d)                                                     851
                    ----------------------------------------------------------------------------------------------------------------
                    A1+        VMIG1@      7,700     Long Island Power Authority, New York, Electric System Revenue Bonds,
                                                     VRDN, Sub-Series 2B, 1.15% due 5/01/2033 (h)                              7,700
                    ----------------------------------------------------------------------------------------------------------------
                                                     Long Island Power Authority, New York, Electric System Revenue
                                                     Refunding Bonds, Series A:
                    AAA        Aaa        10,000       5.50% due 12/01/2010 (a)                                               11,240
                    AAA        Aaa         2,900       5.50% due 12/01/2011 (a)                                                3,248
                    AAA        Aaa         2,500       5.50% due 12/01/2012 (d)                                                2,795
                    ----------------------------------------------------------------------------------------------------------------
                                                     Metropolitan Transportation Authority, New York, Commuter Facilities
                                                     Revenue Bonds:
                    AAA        Aaa         6,600       (Grand Central Terminal), Series 1, 5.70% due 7/01/2024 (d)             6,898
                    AAA        Aaa         8,450       Series A, 6.10% due 7/01/2006 (b)(f)                                    9,777
                    AAA        Aaa         7,695       Series A, 5.625% due 7/01/2027 (e)                                      8,092
                    ----------------------------------------------------------------------------------------------------------------
                                                     Metropolitan Transportation Authority, New York, Commuter Facilities
                                                     Revenue Refunding Bonds:
                    AAA        Aaa         1,000       Series D, 5.125% due 7/01/2022 (e)                                      1,014
                    AAA        Aaa         2,230       Series E, 5% due 7/01/2021 (a)                                          2,245
                    ----------------------------------------------------------------------------------------------------------------
                                                     Metropolitan Transportation Authority, New York, Dedicated Tax Fund
                                                     Revenue Bonds, Series A:
                    AAA        Aaa         3,750       6.25% due 4/01/2013 (e)                                                 4,415
                    AAA        Aaa         3,000       5.25% due 4/01/2016 (d)                                                 3,164
                    AAA        Aaa         3,000       4.75% due 4/01/2028 (b)                                                 2,829
                    AAA        Aaa         1,500       5% due 11/15/2031 (b)                                                   1,477
                    ----------------------------------------------------------------------------------------------------------------
                    AAA        Aaa         1,000     Metropolitan Transportation Authority, New York, Transit Facilities
                                                     Revenue Bonds, Series C-1, 5.50% due 7/01/2022 (e)                        1,043
                    ----------------------------------------------------------------------------------------------------------------
                                                     Metropolitan Transportation Authority, New York, Transit Facilities
                                                     Revenue Refunding Bonds:
                    AAA        Aaa         5,000       Series A, 4.75% due 7/01/2021 (e)                                       4,840
                    AAA        Aaa         1,310       Series A, 4.75% due 7/01/2024 (e)                                       1,249
                    AAA        Aaa         3,750       Series C, 4.75% due 7/01/2016 (d)                                       3,806
                    ----------------------------------------------------------------------------------------------------------------
                    AAA        Aaa         2,385     Monroe Woodbury, New York, Central School District, GO, 5.625%
                                                     due 5/15/2023 (e)                                                         2,495
                    ----------------------------------------------------------------------------------------------------------------
                                                     Nassau County, New York, Interim Finance Authority, Revenue
                                                     Refunding Bonds, Series A-2 (a):
                    AAA        Aaa         1,230       5.375% due 11/15/2012                                                   1,309
                    AAA        Aaa         4,795       5.375% due 11/15/2013                                                   5,071
                    AAA        Aaa         1,345       5.375% due 11/15/2014                                                   1,418
                    ----------------------------------------------------------------------------------------------------------------
                    AAA        Aaa         5,210     Nassau Health Care Corporation, New York, Health System Revenue
                                                     Bonds, 5.75% due 8/01/2029 (d)                                            5,602
                    ----------------------------------------------------------------------------------------------------------------
                    AAA        Aaa         2,000     New York City, New York, City Health and Hospital Corporation,
                                                     Health System Revenue Refunding Bonds, Series A, 5.25% due
                                                     2/15/2017 (e)                                                             2,064
                    ----------------------------------------------------------------------------------------------------------------
                                                     New York City, New York, City Municipal Water Finance Authority,
                                                     Water and Sewer System Revenue Bonds:
                    AAA        NR*        23,000       Series A, 5.75% due 6/15/2027                                          24,797
                    AAA        Aaa         2,500       Series A, 5.75% due 6/15/2031 (b)                                       2,678
                    AAA        Aaa        11,350       Series B, 5.75% due 6/15/2026 (e)                                      12,405
                    AAA        Aaa        11,000       Series B, 5.75% due 6/15/2029 (e)                                      11,669
                    A1+        VMIG1@      5,000       VRDN, Series C, 1.15% due 6/15/2022 (b)(h)                              5,000
                    ----------------------------------------------------------------------------------------------------------------
                                                     New York City, New York, City Municipal Water Finance Authority,
                                                     Water and Sewer System Revenue Refunding Bonds:
                    AA         Aa2         1,000       5.50% due 6/15/2033                                                     1,035
                    AAA        Aaa         4,250       Series A, 5.50% due 6/15/2023 (b)                                       4,323
                    AAA        Aaa         7,800       Series A, 5.50% due 6/15/2023 (e)                                       7,933
                    AAA        Aaa        10,000       Series B, 6.50% due 6/15/2010 (e)(f)                                   12,106
                    AAA        Aaa         5,245       Series B, 6% due 6/15/2033 (c)                                          6,073
                    AAA        Aaa        11,445       Series D, 5.50% due 6/15/2016 (e)                                      12,427
                    A1+        VMIG1@      5,800       VRDN, Series G, 1.15% due 6/15/2024 (b)(h)                              5,800
                    ----------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
VRDN       Variable Rate Demand Notes


                                     6 & 7

                     MuniHoldings New York Insured Fund, Inc., February 28, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                   S&P     Moody's    Face
STATE            Ratings   Ratings   Amount   Issue                                                                           Value
====================================================================================================================================
New York                                      New York City, New York, City Transitional Finance Authority
(continued)                                   Revenue Bonds, Future Tax Secured:
                 AAA       Aaa      $ 3,140     Series B, 5.50% due 2/01/2011 (e)                                            $ 3,488
                 AAA       Aaa        7,625     Series B, 5.50% due 2/01/2012 (e)                                              8,463
                 AAA       Aaa        5,650     Series B, 5.50% due 2/01/2013 (e)                                              6,217
                 AAA       Aaa        6,405     Series B, 6.25% due 11/15/2018 (b)                                             7,254
                 A1+       VMIG1@     3,600     VRDN, Series C, 1.20% due 5/01/2028 (h)                                        3,600
                 A1+       VMIG1@     3,000     VRDN, Sub-Series B-1, 1.20% due 11/01/2027 (h)                                 3,000
                 A1+       VMIG1@     3,100     VRDN, Sub-Series B-2, 1.20% due 11/01/2026 (h)                                 3,100
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        5,000   New York City, New York, City Trust Cultural Resource Revenue Bonds
                                              (Museum of Modern Art), Series 2001-D, 5.125% due 7/01/2031 (a)                  5,006
                 -------------------------------------------------------------------------------------------------------------------
                                              New York City, New York, GO:
                 AAA       Aaa        4,500     Series B, 5.75% due 8/01/2013 (e)                                              5,015
                 AAA       NR*          230     Series I, 6.25% due 4/15/2007 (e)(f)                                             267
                 AAA       NR*        1,620     Series I, 6.25% due 4/15/2027 (e)                                              1,798
                 -------------------------------------------------------------------------------------------------------------------
                                              New York City, New York, GO, Refunding:
                 AAA       Aaa        1,000     Series A, 6.375% due 5/15/2013 (b)                                             1,160
                 AAA       NR*       10,000     Series A, 6.25% due 5/15/2026 (d)                                             11,237
                 AAA       Aaa        2,000     Series D, 5.25% due 8/01/2015 (d)                                              2,114
                 AAA       Aaa        2,455     Series D, 5.25% due 8/01/2015 (e)                                              2,562
                 AAA       Aaa        2,500     Series G, 5.35% due 8/01/2013 (d)                                              2,653
                 AAA       Aaa        1,500     Series G, 5.25% due 8/01/2016 (e)                                              1,561
                 A         A2         3,650     Series G, 5.75% due 2/01/2020                                                  3,783
                 -------------------------------------------------------------------------------------------------------------------
                                              New York City, New York, IDA, Civic Facilities Revenue Bonds:
                 NR*       Aaa          885     (Anti-Defamation League Foundation), Series A, 5.50% due 6/01/2022 (e)           920
                 A         A2         5,345     (Nightingale--Bamford School Project), 5.85% due 1/15/2020                     5,517
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        7,965   New York City, New York, IDA, Parking Facility Revenue Bonds
                                              (Royal Charter--New York Presbyterian), 5.75% due 12/15/2029 (d)                 8,715
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        5,000   New York City, New York, IDA, Special Facilities Revenue Bonds
                                              (Terminal One Group), AMT, 6.125% due 1/01/2024 (e)                              5,280
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        2,300   New York State Dormitory Authority, Hospital Revenue Bonds (New York
                                              Methodist Hospital), Series A, 6.05% due 2/01/2034 (a)(c)                        2,478
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        1,000   New York State Dormitory Authority, Hospital Revenue Refunding Bonds (New
                                              York Presbyterian Hospital), 5.50% due 8/01/2011 (a)(c)                          1,117
                 -------------------------------------------------------------------------------------------------------------------
                                              New York State Dormitory Authority, Lease Revenue Bonds:
                 AAA       Aaa        2,500     (Municipal Health Facilities Improvement Program),
                                                Series 1, 5.50% due 1/15/2012 (d)                                              2,758
                 AAA       Aaa        2,350     (Municipal Health Facilities Improvement Program),
                                                Series 1, 5.50% due 1/15/2013 (d)                                              2,571
                 AAA       Aaa        1,535     (Municipal Health Facilities Improvement Program),
                                                Series 1, 5.50% due 1/15/2014 (d)                                              1,671
                 AAA       Aaa          645     (Office Facilities Audit and Control), 5.50% due 4/01/2023 (e)                   674
                 -------------------------------------------------------------------------------------------------------------------
                                              New York State Dormitory Authority Revenue Bonds:
                 AAA       Aaa        1,340     (853 Schools Program), Issue 2, Series E, 5.75% due 7/01/2019 (a)              1,445
                 AAA       Aaa        4,285     (City University System--Consolidated Second Generation),
                                                Series A, 6.125% due 7/01/2013 (a)                                             4,930
                 AAA       Aaa        2,175     (City University), Third Generation Reserves, Series 2, 6.25% due
                                                7/01/2004 (e)(f)                                                               2,387
                 AAA       Aaa        1,200     (Cooper Union of Advance Science), 6.25% due 7/01/2029 (e)                     1,341
                 AAA       Aaa        3,470     (Court Facilities Lease Program), Series A, 5.625% due 5/15/2013 (e)           3,649
                 AAA       Aaa        2,058     (Gustavus Adolphus Children's School), Series B, 5.50% due 7/01/2018 (a)       2,182
                 AAA       Aaa        6,750     (Interfaith Medical Center), Series D, 5.40% due 2/15/2028 (e)                 6,884
                 AAA       Aaa        1,100     (Mental Health Services Facilities Improvement), Series D, 5.875% due
                                                2/15/2015 (d)                                                                  1,220
                 AAA       Aaa        3,875     (New York University), Series A, 5.75% due 7/01/2027 (e)                       4,341
                 AAA       Aaa        1,845     (Pace University), 6% due 7/01/2019 (e)                                        2,047
                 AAA       Aaa        3,500     (Pace University), 6% due 7/01/2029 (e)                                        3,868
                 AAA       NR*        1,750     (Saint Agnes Hospital), 5.40% due 2/15/2025 (e)                                1,788
                 AAA       Aaa        2,150     (Saint Barnabas Hospital), 5.45% due 8/01/2035 (a)(c)                          2,190
                 AAA       Aaa        1,400     (State University Educational Facilities), Series B, 5.75%
                                                due 5/15/2013 (d)                                                              1,568
                 AAA       Aaa        1,135     (Upstate Community Colleges), Series A, 6% due 7/01/2017 (d)                   1,274
                 AAA       Aaa          190     (Upstate Community Colleges), Series A, 6% due 7/01/2018 (d)                     212
                 AAA       Aaa          270     (Upstate Community Colleges), Series A, 6% due 7/01/2019 (d)                     300
                 -------------------------------------------------------------------------------------------------------------------
                                              New York State Dormitory Authority, Revenue Refunding Bonds:
                 AAA       Aaa        3,700     (Bronx-Lebanon Hospital Center), Series E, 5.20% due 2/15/2013 (e)             3,910
                 AAA       Aaa        6,125     (City University System--Consolidated Second Generation),
                                                Series A, 6.125% due 7/01/2011 (a)                                             7,103
                 AAA       Aaa        7,810     (City University System--Consolidated Second Generation),
                                                Series A, 6.125% due 7/01/2012 (a)                                             9,039
                 AAA       NR*        1,865     (City University System), Series 1, 5.25% due 7/01/2014 (b)                    1,980
                 AAA       Aaa        3,000     (City University System), Series F, 5.50% due 7/01/2012 (b)                    3,197
                 NR*       A3         2,240     (Lenox Hill Hospital Obligation Group), 5.75% due 7/01/2015                    2,436
                 AAA       Aaa        1,000     (North Shore University Hospital), 5.50% due 11/01/2014 (e)                    1,114
                 AAA       Aaa        3,400     (Saint Charles Hospital and Rehabilitation Center), Series A,
                                                5.625% due 7/01/2012 (e)                                                       3,744
                 AAA       NR*           30     Series B, 5.50% due 2/15/2007 (e)(f)                                              34
                 AAA       NR*        4,520     Series B, 5.50% due 8/15/2017 (e)                                              4,754
                 AAA       Aaa        6,500     (State University Educational Facilities), 1989 Resources,
                                                6% due 5/15/2012 (e)                                                           7,454
                 AAA       Aaa       10,000     (State University Educational Facilities), Series A, 5.875% due
                                                5/15/2011 (b)                                                                 11,441
                 -------------------------------------------------------------------------------------------------------------------
                                              New York State Energy Research and Development Authority, Facilities
                                              Revenue Refunding Bonds
                                              (Consolidated Edison Co. of New York), Series A:
                 AAA       Aaa       12,505     6.10% due 8/15/2020 (a)(i)                                                    13,912
                 AAA       Aaa        3,500     6.10% due 8/15/2020 (e)                                                        3,821
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        6,000   New York State Energy Research and Development Authority, PCR, Refunding
                                              (Central Hudson Gas and Electric), Series A, 5.45% due 8/01/2027 (a)             6,201
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        1,285   New York State Energy Research and Development Authority, Solid Waste
                                              Disposal Revenue Bonds (New York State Electric and Gas Co. Project), AMT,
                                              Series A, 5.70% due 12/01/2028 (e)                                               1,319
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        4,400   New York State Environmental Facilities Corporation,
                                              Water Facilities Revenue Refunding Bonds (Spring Valley Water Company),
                                              Series B, 6.15% due 8/01/2024                                                    4,806
                 -------------------------------------------------------------------------------------------------------------------


                                     8 & 9

                     MuniHoldings New York Insured Fund, Inc., February 28, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                   S&P     Moody's    Face
STATE            Ratings   Ratings   Amount     Issue                                                                         Value
====================================================================================================================================
New York                                        New York State, HFA, Revenue Refunding Bonds, Series A:
(concluded)      AAA       Aaa      $ 2,000       (Fulton Manor), 6.10% due 11/15/2025 (a)(c)                                $ 2,114
                 AAA       Aaa        1,740       (Housing Mortgage Project), 6.10% due 11/01/2015 (d)                         1,849
                 AAA       Aaa        2,990       (Housing Mortgage Project), 6.125% due 11/01/2020 (d)                        3,159
                 AAA       Aaa        4,275       (Nursing Home and Health Care Project), 4.60% due 11/01/2006 (e)             4,571
                 -------------------------------------------------------------------------------------------------------------------
                                                New York State Medical Care Facilities Finance Agency Revenue Bonds:
                 AAA       Aaa        1,000       (Mental Health Services), Series A, 6% due 2/15/2005 (e)(f)                  1,122
                 AAA       Aaa        6,800       (Montefiore Medical Center), Series A, 5.75% due 2/15/2025 (a)(c)            7,131
                 AAA       NR*        2,665       Series E, 6.25% due 8/15/2004 (b)(f)                                         2,988
                 -------------------------------------------------------------------------------------------------------------------
                                                New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, AMT:
                 AAA       NR*        2,805       Series 84, 5.90% due 4/01/2022 (e)                                           2,929
                 NR*       Aa1        1,990       Series 88, 6.25% due 4/01/2030                                               2,104
                 AAA       Aaa        6,000       Series 89, 6% due 10/01/2017 (e)                                             6,429
                 -------------------------------------------------------------------------------------------------------------------
                                                New York State Mortgage Agency, Homeowner Mortgage Revenue Refunding Bonds:
                 AAA       Aaa        2,500       AMT, Series 54, 6.20% due 10/01/2026 (e)                                     2,620
                 NR*       Aa1          890       AMT, Series 58, 6.40% due 4/01/2027                                            944
                 AAA       Aaa        2,140       AMT, Series 67, 5.70% due 10/01/2017 (e)                                     2,231
                 AAA       Aaa       13,875       AMT, Series 67, 5.80% due 10/01/2028 (e)                                    14,357
                 AAA       Aaa        1,500       Series 59, 6.25% due 4/01/2027 (e)                                           1,594
                 NR*       Aa1        1,000       Series 61, 5.80% due 10/01/2017                                              1,052
                 AAA       NR*        2,100       Series 83, 5.55% due 10/01/2027 (e)                                          2,159
                 -------------------------------------------------------------------------------------------------------------------
                                                New York State Mortgage Agency Revenue Bonds:
                 NR*       Aaa        3,500       AMT, Series 27, 5.80% due 10/01/2020                                         3,634
                 NR*       Aaa        5,700       AMT, Series 27, 5.875% due 4/01/2030 (e)                                     5,928
                 NR*       Aaa        2,450       RIB, Series 303, 11.57% due 10/01/2014 (g)                                   2,689
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        3,385     New York State Mortgage Agency, Revenue Refunding Bonds, AMT, Series 82,
                                                5.65% due 4/01/2030 (e)                                                        3,452
                 -------------------------------------------------------------------------------------------------------------------
                                                New York State Thruway Authority, Highway and Bridge Trust Fund Revenue
                                                Bonds:
                 AAA       Aaa        2,500       Series A, 5.90% due 4/01/2020 (d)                                            2,738
                 AAA       Aaa        5,000       Series B-1, 5.75% due 4/01/2013 (b)                                          5,592
                 AAA       Aaa        3,000       Series B-1, 5.75% due 4/01/2014 (b)                                          3,342
                 -------------------------------------------------------------------------------------------------------------------
                                                New York State Thruway Authority, Service Contract Revenue Bonds
                                                (Local Highway and Bridge) (e):
                 AAA       Aaa       13,000       5.75% due 4/01/2004 (f)                                                     14,251
                 AAA       Aaa        2,000       5.75% due 4/01/2014                                                          2,206
                 AAA       Aaa        5,000       5.75% due 4/01/2015                                                          5,495
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        7,500     New York State Thruway Authority, Service Contract Revenue Refunding Bonds
                                                (Local Highway and Bridge), 6% due 4/01/2012 (e)                               8,392
                 -------------------------------------------------------------------------------------------------------------------
                                                New York State Urban Development Corporation Revenue Bonds:
                 AAA       Aaa        5,465       (Correctional Capital Facilities), Series 6, 5.375% due 1/01/2025 (a)        5,565
                 AAA       Aaa        4,000       (Correctional Facilities Service Contracts), Series B, 5.25% due
                                                  1/01/2015 (a)                                                                4,224
                 AAA       NR*        4,200       (Correctional Facilities Service Contracts), Series D, 5.75% due
                                                  1/01/2017 (d)                                                                4,602
                 -------------------------------------------------------------------------------------------------------------------
                 BBB       Baa1      15,000     Niagara County, New York, IDA, Solid Waste Disposal Revenue Refunding Bonds,
                                                AMT, Series B, 5.55% due 11/15/2024                                           15,463
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        1,700     Oneida County, New York, IDA, Civic Facilities Revenue Bonds (Mohawk
                                                Valley), Series A, 5.20% due 2/01/2013 (d)                                     1,784
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        1,800     Oneida-Herkimer, New York, Solid Waste Management Authority, Solid Waste
                                                Revenue Refunding Bonds, 5.50% due 4/01/2013 (d)                               1,972
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       NR*        6,000     Port Authority of New York and New Jersey Revenue Refunding Bonds, DRIVERS,
                                                AMT, Series 177, 9.12% due 10/15/2032 (e)(g)                                   6,911
                 -------------------------------------------------------------------------------------------------------------------
                                                Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                                                (JFK International Air Terminal Project), AMT, Series 6 (c):
                 AAA       Aaa        3,000       6.25% due 12/01/2011                                                         3,447
                 AAA       Aaa        7,500       7% due 12/01/2012                                                            9,128
                 AAA       Aaa       20,330       6.25% due 12/01/2015                                                        23,562
                 AAA       Aaa        7,000       5.90% due 12/01/2017                                                         7,525
                 AAA       Aaa       26,730       5.75% due 12/01/2022                                                        28,144
                 -------------------------------------------------------------------------------------------------------------------
                 NR*       Aaa        2,340     Rome, New York, City School District, GO, 5.50% due 6/15/2017 (d)              2,492
                 -------------------------------------------------------------------------------------------------------------------
                 NR*       Aaa        5,000     Schenectady, New York, IDA, Civic Facility Revenue Bonds (Union College
                                                Project), Series A, 5.45% due 12/01/2029 (a)                                   5,169
                 -------------------------------------------------------------------------------------------------------------------
                 NR*       Aaa        3,000     Schenectady, New York, IDA, Civic Facility Revenue Refunding Bonds (Union
                                                College Project), Series A, 5.625% due 7/01/2031 (a)                           3,201
                 -------------------------------------------------------------------------------------------------------------------
                                                Suffolk County, New York, IDA, Solid Waste Disposal Facility Revenue
                                                Refunding Bonds (Ogden Martin System Huntington Project), AMT (a):
                 AAA       Aaa        4,660       6% due 10/01/2010                                                            5,335
                 AAA       Aaa        5,000       6.15% due 10/01/2011                                                         5,802
                 AAA       Aaa        3,530       6.25% due 10/01/2012                                                         4,153
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       A3         5,985     Suffolk County, New York, Public Improvement, GO, Refunding, Series C, 3%
                                                due 7/15/2003 (e)                                                              6,061
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        3,500     Triborough Bridge and Tunnel Authority, New York, Special Obligation Revenue
                                                Refunding Bonds, Series A, 4.75% due 1/01/2024 (e)                             3,340
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        7,000     Westchester County, New York, IDA, Civic Facility Revenue Bonds (Purchase
                                                College Foundation Housing Project), Series A, 5.75% due 12/01/2031 (a)        7,631
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        1,795     Yonkers, New York, GO, Series A, 5.75% due 10/01/2015 (b)                      1,995
                 -------------------------------------------------------------------------------------------------------------------


                                    10 & 11

                     MuniHoldings New York Insured Fund, Inc., February 28, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P    Moody's    Face
                    Ratings  Ratings   Amount     Issue                                                                       Value
====================================================================================================================================
Puerto Rico--5.1%   AAA      Aaa      $ 3,665     Puerto Rico Commonwealth, Aqueduct and Sewer Authority, Revenue
                                                  Refunding Bonds, 6.25% due 7/01/2012 (e)                                  $  4,358
                    ----------------------------------------------------------------------------------------------------------------
                                                  Puerto Rico Commonwealth Highway and Transportation Authority,
                                                  Transportation Revenue Bonds:
                    A        Baa1      20,000       Series D, 5.75% due 7/01/2041                                             21,165
                    AAA      Aaa        1,250       Trust Receipts, Class R, Series B, 10.258% due 7/01/2035 (e)(g)            1,473
                    ----------------------------------------------------------------------------------------------------------------
                    A        Baa1       2,610     Puerto Rico Public Buildings Authority, Government Facilities Revenue
                                                  Refunding Bonds, Series C,
                                                  5.50% due 7/01/2013                                                          2,847
                    ----------------------------------------------------------------------------------------------------------------
                                                  Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue
                                                  Bonds, Series E:
                    AAA      Aaa        2,000       5.50% due 8/01/2027 (a)                                                    2,196
                    A-       Baa3       7,700       5.75% due 8/01/2030                                                        7,983
====================================================================================================================================
                    Total Investments (Cost--$747,396)--98.9%                                                                778,468

                    Variation Margin on Financial Futures Contracts**--0.0%                                                      307

                    Other Assets Less Liabilities--1.1%                                                                        8,293
                                                                                                                            --------
                    Net Assets--100.0%                                                                                      $787,068
                                                                                                                            ========
====================================================================================================================================

            (a)   AMBAC Insured.
            (b)   FGIC Insured.
            (c)   FHA Insured.
            (d)   FSA Insured.
            (e)   MBIA Insured.
            (f)   Prerefunded.
            (g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 2002.
            (h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 2002.
            (i) Security represents collateral in connection with open financial futures contracts.
             *    Not Rated.
            ** Financial futures contracts sold as of February 28, 2002 were as follows:

                  --------------------------------------------------------------
                  Number of                            Expiration
                  Contracts             Issue              Date           Value
                  --------------------------------------------------------------
                      1,170        US Treasury Bonds    June 2002   $123,928,594
                  --------------------------------------------------------------
                  Total Financial Futures Contracts Sold
                  (Total Contract Price--$123,849,688)              $123,928,594
                                                                    ============
                  --------------------------------------------------------------
            @     Highest short-term rating by Moody's Investors Service, Inc.

                  See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                         As of February 28, 2002
================================================================================================================================
Assets:                  Investments, at value (identified cost--$747,395,588) ...............                      $778,468,341
                         Cash ................................................................                           105,167
                         Receivables:
                           Interest ..........................................................    $   9,124,161
                           Securities sold ...................................................        5,651,400
                           Variation margin ..................................................          306,735       15,082,296
                                                                                                  -------------
                         Prepaid expenses and other assets ...................................                            45,177
                                                                                                                    ------------
                         Total assets ........................................................                       793,700,981
                                                                                                                    ------------
================================================================================================================================
Liabilities:             Payables:
                           Securities purchased ..............................................        6,081,019
                           Investment adviser ................................................          270,189
                           Dividends to shareholders .........................................          243,519        6,594,727
                                                                                                  -------------
                         Accrued expenses ....................................................                            37,940
                                                                                                                    ------------
                         Total liabilities ...................................................                         6,632,667
                                                                                                                    ------------
================================================================================================================================
Net Assets:              Net assets ..........................................................                      $787,068,314
                                                                                                                    ============
================================================================================================================================
Capital:                 Capital Stock (200,000,000 shares authorized):
                           Preferred Stock, par value $.10 per share (12,520 shares of AMPS*
                           issued and outstanding at $25,000 per share liquidation preference)                      $313,000,000
                           Common Stock, par value $.10 per share (30,784,615 shares
                           issued and outstanding) ...........................................    $   3,078,462
                         Paid-in capital in excess of par ....................................      475,053,295
                         Undistributed investment income--net ................................        2,535,321
                         Accumulated realized capital losses on investments--net .............      (37,592,611)
                         Unrealized appreciation on investments--net .........................       30,993,847
                                                                                                  -------------
                         Total--Equivalent to $15.40 net asset value per share of Common Stock
                         (market price--$14.13) ..............................................                       474,068,314
                                                                                                                    ------------
                         Total capital .......................................................                      $787,068,314
                                                                                                                    ============
================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                                    12 & 13

                     MuniHoldings New York Insured Fund, Inc., February 28, 2002

STATEMENT OF OPERATIONS

                   For the Six Months Ended February 28, 2002
===================================================================================================================================
Investment         Interest ......................................................................                    $  18,833,330
Income:
===================================================================================================================================
Expenses:          Investment advisory fees ......................................................      $ 2,101,933
                   Commission fees ...............................................................          389,233
                   Accounting services ...........................................................          129,511
                   Reorganization expenses .......................................................          128,609
                   Professional fees .............................................................           43,484
                   Transfer agent fees ...........................................................           33,049
                   Custodian fees ................................................................           27,112
                   Printing and shareholder reports ..............................................           20,920
                   Listing fees ..................................................................           17,152
                   Directors' fees and expenses ..................................................           15,156
                   Pricing fees ..................................................................           10,400
                   Other .........................................................................           24,732
                                                                                                        -----------
                   Total expenses before reimbursement ...........................................        2,941,291
                   Reimbursement of expenses .....................................................         (173,294)
                                                                                                        -----------
                   Total expenses after reimbursement ............................................                        2,767,997
                                                                                                                      -------------
                   Investment income--net ........................................................                       16,065,333
===================================================================================================================================
Realized &         Realized gain from investments--net ...........................................                        2,879,230
Unrealized Gain    Change in unrealized appreciation on investments--net .........................                      (14,440,216)
(Loss) On                                                                                                             -------------
Investments--Net:  Net Increase in Net Assets Resulting from Operations ..........................                    $   4,504,347
                                                                                                                      =============
===================================================================================================================================

                  See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        For the Six      For the
                                                                                                       Months Ended     Year Ended
                                                                                                       February 28,     August 31,
                   Increase (Decrease) in Net Assets:                                                      2002            2001
===================================================================================================================================
Operations:        Investment income--net ........................................................    $  16,065,333   $  31,944,356
                   Realized gain on investments--net .............................................        2,879,230       2,035,450
                   Change in unrealized appreciation/depreciation on investments--net ............      (14,440,216)     42,927,757
                                                                                                      -------------   -------------
                   Net increase in net assets resulting from operations ..........................        4,504,347      76,907,563
                                                                                                      -------------   -------------
===================================================================================================================================
Dividends to       Investment income--net:
Shareholders:        Common Stock ................................................................      (13,673,972)    (22,009,563)
                     Preferred Stock .............................................................       (2,552,308)     (9,502,250)
                                                                                                      -------------   -------------
                   Net decrease in net assets resulting from dividends to
                   shareholders ..................................................................      (16,226,280)    (31,511,813)
                                                                                                      -------------   -------------
===================================================================================================================================
Capital Stock      Proceeds from issuance of Common Stock resulting from reorganization ..........               --      63,935,064
Transactions:      Proceeds from issuance of Preferred Stock resulting from reorganization .......               --      39,000,000
                   Write-off of offering costs resulting from the issuance of Common Stock .......               --          47,883
                   Write-off of offering costs resulting from the issuance of Preferred Stock ....               --          20,373
                                                                                                      -------------   -------------
                   Net increase in net assets derived from capital stock transactions ............               --     103,003,320
                                                                                                      -------------   -------------
===================================================================================================================================
Net Assets:        Total increase (decrease) in net assets .......................................      (11,721,933)    148,399,070
                   Beginning of period ...........................................................      798,790,247     650,391,177
                                                                                                      -------------   -------------
                   End of period* ................................................................    $ 787,068,314   $ 798,790,247
                                                                                                      =============   =============
===================================================================================================================================
                  *Undistributed investment income--net ..........................................    $   2,535,321   $   2,696,268
                                                                                                      =============   =============
===================================================================================================================================

See Notes to Financial Statements.


                                    14 & 15

                     MuniHoldings New York Insured Fund, Inc., February 28, 2002

FINANCIAL HIGHLIGHTS

                                                                                                                      For the
                                                                                                                      Period
                The following per share data and ratios have          For the                                        Sept. 19,
                been derived from information provided in the       Six Months           For the Year Ended             1997+
                financial statements.                                 Ended                   August 31,                 to
                                                                   February 28,   ---------------------------------  August 31,
                Increase (Decrease) in Net Asset Value:                2002         2001        2000         1999       1998
===============================================================================================================================
Per Share       Net asset value, beginning of period ......          $  15.78     $  14.19    $  14.16     $  16.07    $  15.00
Operating                                                            --------     --------    --------     --------    --------
Performance:    Investment income--net ....................               .52@        1.12@       1.13         1.16        1.13
                Realized and unrealized gain (loss) on
                investments--net ..........................              (.38)        1.52         .08        (1.75)       1.11
                                                                     --------     --------    --------     --------    --------
                Total from investment operations ..........               .14         2.64        1.21         (.59)       2.24
                                                                     --------     --------    --------     --------    --------
                Less dividends and distributions to
                Common Stock shareholders:
                 Investment income--net ...................              (.44)        (.78)       (.81)        (.86)       (.75)
                 Realized gain on investments--net ........                --           --          --         (.05)         --
                 In excess of realized capital gains on
                 investments--net .........................                --           --          --         (.09)         --
                                                                     --------     --------    --------     --------    --------
                Total dividends and distributions to
                Common Stock shareholders .................              (.44)        (.78)       (.81)       (1.00)       (.75)
                                                                     --------     --------    --------     --------    --------
                Capital write-off (charge) resulting from
                issuance of Common Stock ..................                --          --@@         --           --        (.03)
                                                                     --------     --------    --------     --------    --------
                Effect of Preferred Stock:
                  Dividends and distributions to
                  Preferred Stock shareholders:
                   Investment income--net .................              (.08)        (.27)       (.37)        (.27)       (.30)
                   Realized gain on investments--net ......                --           --          --         (.02)         --
                   In excess of realized capital gains on
                   investments--net .......................                --           --          --         (.03)         --
                Capital write-off (charge) resulting from
                issuance of Preferred Stock ...............                --           --@@        --           --        (.09)
                                                                     --------     --------    --------     --------    --------
                Total effect of Preferred Stock ...........              (.08)        (.27)       (.37)        (.32)       (.39)
                                                                     --------     --------    --------     --------    --------
                Net asset value, end of period ............          $  15.40     $  15.78    $  14.19     $  14.16    $  16.07
                                                                     ========     ========    ========     ========    ========
                Market price per share, end of period .....          $  14.13     $  14.37    $ 12.625     $  14.00    $15.3125
                                                                     ========     ========    ========     ========    ========
===============================================================================================================================
Total           Based on market price per share ...........             1.48%@@@    20.75%      (3.58%)      (2.37%)      7.21%@@@
Investment                                                           ========     ========    ========     ========    ========
Return:**       Based on net asset value per share ........              .72%@@@    17.97%       7.14%       (5.91%)     12.52%@@@
                                                                     ========     ========    ========     ========    ========
===============================================================================================================================
Ratios Based    Total expenses, net of reimbursement and
on Average      excluding reorganization expenses*** ......             1.15%*       1.14%       1.17%        1.13%        .80%*
Net Assets      Total expenses, excluding reorganization             ========     ========    ========     ========    ========
Of Common       expenses*** ...............................             1.23%*       1.24%       1.29%        1.19%       1.19%*
Stock:                                                               ========     ========    ========     ========    ========
                Total expenses*** .........................             1.28%*       1.32%       1.46%        1.19%       1.19%*
                                                                     ========     ========    ========     ========    ========
                Total investment income--net*** ...........             7.00%*       7.46%       8.58%        7.43%       7.65%*
                                                                     ========     ========    ========     ========    ========
                Amount of dividends to Preferred Stock
                shareholders ..............................             1.11%*       2.22%       2.90%        1.71%       2.06%*
                                                                     ========     ========    ========     ========    ========
                Investment income--net, to Common Stock
                shareholders ..............................             5.89%*       5.24%       5.68%        5.72%       5.59%*
                                                                     ========     ========    ========     ========    ========
===============================================================================================================================
Ratios Based    Total expenses, net of reimbursement and
on Total        excluding reorganization expenses .........              .69%*        .68%        .67%         .70%        .50%*
Average Net     Total expenses, excluding reorganization             ========     ========    ========     ========    ========
Assets:***+++   expenses ..................................              .74%*        .74%        .74%         .74%        .75%*
                                                                     ========     ========    ========     ========    ========
                Total expenses ............................              .77%*        .78%        .83%         .74%        .75%*
                                                                     ========     ========    ========     ========    ========
                Total investment income--net ..............             4.20%*       4.41%       4.87%        4.59%       4.81%*
                                                                     ========     ========    ========     ========    ========
===============================================================================================================================
Ratios Based    Dividends to Preferred Stock shareholders .             1.67%*       3.21%       3.80%        2.77%       3.48%*
on Average                                                           ========     ========    ========     ========    ========
Net Assets
Of Preferred
Stock:
===============================================================================================================================
Supplemental    Net assets, net of Preferred Stock, end of
Data:           period (in thousands) .....................          $474,068     $485,790    $376,391     $138,595    $157,321
                Preferred Stock outstanding, end of period           ========     ========    ========     ========    ========
                (in thousands) ............................          $313,000     $313,000    $274,000     $ 95,000    $ 95,000
                                                                     ========     ========    ========     ========    ========
                Portfolio turnover ........................            53.57%       94.03%      85.08%       34.48%      52.91%
                                                                     ========     ========    ========     ========    ========
===============================================================================================================================
Leverage:       Asset coverage per $1,000 .................          $  2,515     $  2,552    $  2,374     $  2,459    $  2,656
                                                                     ========     ========    ========     ========    ========
===============================================================================================================================
Dividends       Series A--Investment income--net ..........          $    210     $    765    $    890     $    703    $    796
Per Share on                                                         ========     ========    ========     ========    ========
Preferred       Series B--Investment income--net ..........          $    203     $    784    $    909     $    684    $    769
Stock                                                                ========     ========    ========     ========    ========
Outstanding:++  Series C--Investment income--net ..........          $    198     $    843    $    503           --          --
                                                                     ========     ========    ========     ========    ========
                Series D--Investment income--net ..........          $    216     $    842    $    495           --          --
                                                                     ========     ========    ========     ========    ========
                Series E--Investment income--net ..........          $    186     $    818    $    481           --          --
                                                                     ========     ========    ========     ========    ========
===============================================================================================================================

  *   Annualized
 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
  +   Commencement of operations.
 ++ The Fund's Preferred Stock was issued on October 7, 1997 for Series A and B and March 6, 2000 for Series C, D and E.
+++   Includes Common and Preferred Stock average net assets.
  @   Based on average shares outstanding.
 @@   Amount is less than $.01 per share.
@@@   Aggregate total investment return.

      See Notes to Financial Statements.


                                    16 & 17

                     MuniHoldings New York Insured Fund, Inc., February 28, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering expenses--During the year ended August 31, 2001, overestimated offering expenses resulting from the initial issuance of Common Stock and Preferred Stock were written off to paid-in capital in excess of par.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended February 28, 2002, FAM earned fees of $2,101,933, of which $173,294 was waived.

For the six months ended February 28, 2002, the Fund reimbursed FAM $21,766 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2002 were $404,961,423 and $431,336,665, respectively.

Net realized gains (losses) for the six months ended February 28, 2002 and net unrealized gains (losses) as of February 28, 2002 were as follows:

-------------------------------------------------------------------------------
                                                Realized            Unrealized
                                             Gains (Losses)       Gains (Losses)
-------------------------------------------------------------------------------
Long-term investments ...............         $ 5,223,370         $ 31,072,753
Financial futures contracts .........          (2,344,140)             (78,906)
                                              -----------         ------------
Total ...............................         $ 2,879,230         $ 30,993,847
                                              ===========         ============
-------------------------------------------------------------------------------

As of February 28, 2002, net unrealized appreciation for Federal income tax purposes aggregated $31,072,753, of which $31,177,753 related to appreciated securities and $105,000 related to depreciated securities. The aggregate cost of investments at February 28, 2002 for Federal income tax purposes was $747,395,588.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended February 28, 2002 remained constant and during the year ended August 31, 2001 increased by 4,253,368 as a result of reorganization.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at February 28, 2002 were as follows: Series A, 1.35%;


                                    18 & 19

                     MuniHoldings New York Insured Fund, Inc., February 28, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

Series B, 1.35%; Series C, 1.35%; Series D, 1.35% and Series E, 1.35%.

Shares issued and outstanding during the six months ended February 28, 2002 remained constant and during the year ended August 31, 2001 increased by 1,560 as a result of reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended February 28, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $168,570 as commissions.

5. Capital Loss Carryforward:

At August 31, 2001, the Fund had a net capital loss carryforward of approximately $35,343,000, of which $3,027,000 expires in 2006, $11,751,000 expires in 2007, $3,509,000 expires in 2008 and $17,056,000 expires in 2009.
This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On March 7, 2002, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.073000 per share, payable on March 28, 2002 to shareholders of record as of March 18, 2002.

QUALITY PROFILE

The quality ratings of securities in the Fund as of February 28, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ............................................................       85.9%
AA/Aa ..............................................................        1.1
A/A ................................................................        6.3
BBB/Baa ............................................................        2.0
Other+ .............................................................        3.6
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.


                                    20 & 21

                     MuniHoldings New York Insured Fund, Inc., February 28, 2002

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Vincent R. Giordano, Senior Vice President of MuniHoldings New York Insured Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Giordano well in his retirement.

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MHN

[LOGO] Merrill Lynch  Investment Managers

                      [GRAPHICS OMITTED]

MuniHoldings New York Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and, New York State and New York City personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings New York Insured Fund, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniHoldings New York Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper            #HOLDNY--2/02